UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                         -------------------------------

       Date of Report (Date of earliest event reported): January 27, 2005

                             DI GIORGIO CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                    1-1790                  94-0431833
 (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)            File Number)           Identification No.)



                              380 Middlesex Avenue
                           Carteret, New Jersey 07008
                    (Address of Principal Executive Offices)


                          (732) 541-5555 (Registrant's
                     telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 27, 2005 Di Giorgio Corporation terminated its previously announced offer to purchase and consent solicitation with regard to any and all of its outstanding 10% senior notes due 2007 and that it had withdrawn its previously announced planned private offering of notes.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                  DI GIORGIO CORPORATION


Dated:  January 27, 2005                    By: /s/ Lawrence S. Grossman
                                                Lawrence S. Grossman
                                                Senior Vice President and
                                                  Chief Financial Officer